Offerings - Offering: 1	Jan. 29, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 2,380,172,880.12
Fee Rate	0.01381%
Amount of Registration Fee	$ 328,701.87
Offering Note	The transaction valuation is calculated as the aggregate maximum purchase price for common shares of beneficial interest, par value $0.01 (the "Shares"), of Blackstone Private Credit Fund (the "Fund"). This amount is based upon the offer to purchase up to 96,013,428 Shares and the net asset value per Class I Share, Class S Share, and Class D Share as of December 31, 2025. The amount of filing fee is calculated at $138.10 per $1,000,000.00 of the transaction valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Fee Rate Advisory No. 1 for fiscal year 2026.